UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2009

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	0-06136	41-0823592
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 832-3088

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01: Entry into a Material Definitive Agreement

Written Agreement

On February 18, 2009, Corus Bankshares, Inc. (“Corus” or the “Company”) entered into a Written Agreement (the “Agreement”) with the Federal Reserve Bank of Chicago (the “FRB”). The Agreement restricts the payment of dividends by the Company, as well as the taking of dividends or any other payment representing a reduction in capital from the Company’s wholly owned subsidiary, Corus Bank N.A. (the ”Bank”), without the prior approval of the FRB. The Agreement further requires that the Company shall not incur, increase, or guarantee any debt, repurchase or redeem any shares of its stock, or pay any interest or principal on subordinated debt or trust preferred securities, in each case without the prior approval of the FRB. The Agreement also requires the Company to develop a capital plan for the Company within 90 days, which plan shall address, among other things, the Company’s current and future capital requirements, including compliance with the minimum capital ratios, the adequacy of the capital, the source and timing of additional funds, and procedures to notify the FRB no more than 30 days after the end of any quarter in which Corus’s consolidated capital ratios or the Bank’s capital ratios (total risk-based, Tier 1 risk-based, or leverage) fall below the required minimums. The Company is also required to submit a cash flow projection for 2009 to the FRB within 60 days. The Company would also be required to provide notice to the FRB regarding the appointment of any new director or senior executive officer. Finally, the board of directors of the Company is required to submit written progress reports within 30 days after the end of each fiscal quarter.

Any material failure to comply with the provisions of the Agreement could result in enforcement actions by the FRB. While the Company intends to take such actions as may be necessary to comply with the requirements of the Agreement, there can be no assurance that the Company or the Bank will be able to comply fully with the provisions of the Agreement, or that efforts to comply with the Agreement will not have adverse effects on the operations and financial condition of the Company or the Bank.

The foregoing description of the Agreement is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Consent Order

On February 18, 2009, pursuant to a Stipulation and Consent to the Issuance of a Consent Order, the Bank consented and agreed to the issuance of a Consent Order (the “Order”) by the Office of the Comptroller of Currency (the “OCC”), the Bank’s primary banking regulator.

The Order requires the Bank, among other things,

•	to establish a compliance committee to monitor and coordinate compliance with the Order within 10 days;

•	to achieve and maintain Tier 1 capital at least equal to 12% of risk-weighted assets and at least equal to 9% of adjusted total assets within 120 days;

•
to develop, within 60 days, a three-year capital plan for the Bank, which shall, among other things, include specific plans for maintaining adequate capital, a discussion of the sources and timing of additional capital, as well as contingency plans for alternative sources of capital;

•
to develop, prior to involvement in any new products or services, or the resumption of commercial real estate lending, a strategic plan covering at least a three-year period, which shall, among other things, include a specific description of the goals and objectives to be achieved, the targeted markets, the specific Bank personnel who are responsible and accountable for the plan, and the appointment of a Chief Credit Officer;

•
to develop, within 30 days, a liquidity risk management program, which assesses, on an ongoing basis, the Bank’s current and projected funding needs, and ensures that sufficient funds exist to meet those needs;

•
to develop, within 90 days, a loan policy, a commercial real estate concentration management program, a loan review program to ensure the timely and independent identification of problem loans and a program for the maintenance of an adequate Allowance for Loan and Lease Losses;

•
to take immediate and continuing action to protect the Bank’s interest in certain assets identified by the OCC or any other bank examiner by developing a criticized assets report covering the entire credit relationship with respect to such assets;

•
to develop, within 90 days, an independent appraisal review and analysis process to ensure that appraisals conform to appraisal standards and regulations, and to order, within 30 days following any event that triggers an appraisal analysis, a current independent appraisal or updated appraisal on loans secured by certain properties; and

•	to develop, within 30 days, a revised Other Real Estate Owned (“OREO”) program to ensure that the OREO properties are managed in accordance with certain applicable banking regulations.

Any material failure to comply with the provisions of the Order could result in enforcement actions by the OCC. While the Company intends to take such actions as may be necessary to enable the Bank to comply with the requirements of the Order, there can be no assurance that the Bank will be able to comply fully with the provisions of the Order, or that efforts to comply with the Order, particularly the limitations on interest rates offered by the Bank, will not have adverse effects on the operations and financial condition of the Company and the Bank.

The foregoing description of the Order is qualified in its entirety by reference thereto, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference. Also, the Stipulation and Consent to the Issuance of a Consent Order is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Finally, on February 18, 2009, the Company issued a press release announcing the issuance of the Agreement and the Order. A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01: Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Form of Written Agreement by and between Corus Bankshares, Inc. and the Federal Reserve Bank of Chicago, dated February 18, 2009

10.2	Form of Consent Order dated February 18, 2009 issued by the Comptroller of the Currency in the matter of Corus Bank, N.A.

10.3	Form of Stipulation and Consent to the Issuance of a Consent Order dated February 18, 2009 between the Comptroller of Currency and Corus Bank, N.A.

99	Press release of Corus Bankshares, Inc. dated February 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC. (Registrant)

February 23, 2009	By:	/s/ Michael E. Dulberg
Michael E. Dulberg Executive Vice President and Chief Financial Officer (Principal Financial and duly authorized Officer of Registrant)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Written Agreement by and between Corus Bankshares, Inc. and the Federal Reserve Bank of Chicago, dated February 18, 2009

10.2	Form of Consent Order dated February 18, 2009 issued by the Comptroller of the Currency in the matter of Corus Bank, N.A.

10.3	Form of Stipulation and Consent to the Issuance of a Consent Order dated February 18, 2009 between the Comptroller of Currency and Corus Bank, N.A.

99	Press release of Corus Bankshares, Inc. dated February 18, 2009.